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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 5, 2001


                                  iVillage Inc.
        -----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



      Delaware                      000-25469                    13-3845162
----------------------        -----------------------       --------------------
   (State or other               (Commission File               (IRS Employer
   jurisdiction of                   Number)                 Identification No.)
    organization)

500-512 Seventh Avenue, New York, New York                            10018
--------------------------------------------------------------- ----------------
(Address of principal executive offices)                            (Zip Code)



Registrant's telephone number, including area code: (212) 600-6000


--------------------------------------------------------------------------------
          (Former name or former address if changed since last report)

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Item 5.  Other Events

         On February 5, 2001, iVillage Inc. ("iVillage") issued a press release announcing that it has entered into a definitive Agreement and Plan of Merger, dated as of February 5, 2001, by and among iVillage, Stanhope Acquisition Sub, LLC, a Delaware corporation and wholly-owned subsidiary of iVillage, and Women.com Networks, Inc. ("Women.com"), pursuant to which iVillage has agreed to acquire Women.com for an aggregate value of approximately $27.0 million (based on the closing price of iVillage common stock, par value $.01 per share (the "Common Stock") on February 2, 2001) through the issuance of 0.322 shares of iVillage Common Stock, plus an amount of cash equal to 1% of the value of 0.322 of a share of iVillage common stock for each share of Women.com common stock, par value $.001 per share. The difference between the purchase price of approximately $27.0 million as calculated according to generally accepted accounting principles and the fair value of the acquired net assets of Women.com will be recorded as goodwill and amortized over the period of expected benefit which is estimated at 3 years.

         The acquisition is subject to the submission of certain filings with governmental agencies, regulatory approvals, approval of the stockholders of both iVillage and Women.com and other customary closing conditions. A copy of iVillage's press release is attached as Exhibit 99.1 hereto and is incorporated by reference into this Report.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits

                  99.1 Press Release dated February 5, 2001 regarding iVillage Inc.'s announcement of its proposed acquisition of Women.com Networks, Inc.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    iVillage Inc.
                                    (Registrant)

Date:  February 7, 2001              By:  /s/ Steven A. Elkes
                                          -------------------
                                          Steven A. Elkes
                                          Executive Vice President--Operations
                                          and Business Affairs

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                                  EXHIBIT INDEX

Exhibits

99.1 Press Release dated February 5, 2001 regarding iVillage Inc.'s announcement of its proposed acquisition of Women.com Networks, Inc.